UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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DIMECO, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 18, 2010

Dear Stockholder:

On behalf of the Board of Directors and management of Dimeco, Inc. (the “Company”), we cordially invite you to attend our 2010 Annual Meeting of Stockholders. The Annual Meeting will be held at the Community Room of the Wayne County Chamber of Commerce Building located at 303 Commercial Street, Honesdale, Pennsylvania, on Thursday, April 22, 2010, at 2:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describes the formal business we expect to act upon at the Annual Meeting. We will also report on our operations. Our directors and officers will be present to respond to any questions stockholders may have.

At the Annual Meeting, stockholders will be asked to elect two directors, approve the Dimeco, Inc. 2010 Equity Incentive Plan and ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors for the fiscal year ending December 31, 2010. The Board of Directors has unanimously approved each of these proposals and recommends that you vote “FOR” them.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is enclosed for your convenience. Returning your proxy will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

Sincerely,

/s/ Gary C. Beilman

Gary C. Beilman
President and
Chief Executive Officer

DIMECO, INC.
820 CHURCH STREET
HONESDALE, PENNSYLVANIA 18431

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dimeco, Inc., will be held at the Community Room of the Wayne County Chamber of Commerce Building located at 303 Commercial Street, Honesdale, Pennsylvania, on Thursday, April 22, 2010, at 2:00 p.m., local time, for the following purposes:

1.	To elect two directors;
2.	To approve the Dimeco, Inc. 2010 Equity Incentive Plan; and
3.	To ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors for the fiscal year ending December 31, 2010;

all as set forth in the Proxy Statement accompanying this notice, and to transact any other business that may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on February 26, 2010 are the stockholders entitled to vote at the Annual Meeting and at any adjournments thereof.

A copy of our Annual Report for the year ended December 31, 2009 is enclosed.

Your vote is very important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All stockholders of record can vote by written proxy card.  To obtain directions to attend the Annual Meeting and vote in person, please call Linda S. Tallman at 570-253-1970.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John F. Spall
John F. Spall
Secretary

Honesdale, Pennsylvania
March 18, 2010

Important Notice Regarding Internet
Availability of Proxy Materials
for the Stockholder Meeting to be
Held on April 22, 2010

The Proxy Statement and Annual Report to
Stockholders are available at
http://www.cfpproxy.com/5506

PROXY STATEMENT
OF
DIMECO, INC.
820 CHURCH STREET
HONESDALE, PENNSYLVANIA 18431

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2010

GENERAL

This Proxy Statement is being furnished to stockholders of Dimeco, Inc. by the Company’s Board of Directors in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Community Room of the Wayne County Chamber of Commerce Building located at 303 Commercial Street, Honesdale, Pennsylvania, on Thursday, April 22, 2010, at 2:00 p.m., local time, and at any adjournments thereof. The 2009 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2009, accompanies this Notice of Annual Meeting of Stockholders and this Proxy Statement, which are first being mailed to stockholders on or about March 18, 2010.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.50 par value (the “Common Stock”), as of the close of business on February 26, 2010 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,578,528 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director, a vote “FOR” the approval of the Dimeco, Inc. 2010 Equity Incentive Plan and a vote “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as our independent auditors.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the 2009 Annual Report to Stockholders are available on the internet at www.cfpproxy.com/5506.  Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Stockholders of record can make this election by calling toll-free to 888-469-3463 or sending an e-mail to dimeco@thedimebank.com.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting without regard to broker non-votes.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.  Under Pennsylvania law, if a proxy casts a vote for a matter on the agenda, the stockholder represented by that proxy is considered present for purposes of a quorum.  If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the Dimeco, Inc. 2010 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

In voting to ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports regarding their ownership with the Securities and Exchange Commission. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares, or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding (%)
Henry M. Skier
820 Church Street
Honesdale, Pennsylvania 18431	98,609 (1)	6.2%

(1) See “Proposal 1. Election of Directors.”

PROPOSAL 1.  ELECTION OF DIRECTORS

Our bylaws require that directors be divided into three classes, as nearly equal in number as possible. Each class serves for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the “Bank”). Two directors will be elected at the Annual Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

The Board of Directors has nominated William E. Schwarz and Henry M. Skier (collectively, the “Nominees”) for election as directors for additional three-year terms. The Nominees currently serve as directors of the Company. The persons named as proxies in the enclosed Proxy Card intend to vote for the election of the Nominees, unless the Proxy Card is marked to expressly withhold such authority. If any of the Nominees withdraws or is unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, the persons named in the enclosed Proxy Card intend to vote for the election of the person or persons that the Nominating Committee may recommend to the Board of Directors. If there is no substitute nominee, the size of the Board of Directors may be reduced.

The following table sets forth the names, ages, positions with the Company, terms of, and length of board service, numerical and percentage ownership of the Common Stock for:

•	each of the persons nominated for election as directors of the Company at the Annual Meeting;
•	each other director of the Company who will continue to serve as director after the Annual Meeting; and
•	each executive officer.

Beneficial ownership of the directors and executive officers of the Company, as a group, is also set forth below.

				Shares of
				Common
		Year First	Current	Stock
		Elected or	Term To	Beneficially	Percent
Name and Title	Age (1)	Appointed (2)	Expire	Owned (1)(3)(4)	Owned

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2013
William E. Schwarz	67	1993	2010	21,278	1.4%
Director, Chairman of the Board
Henry M. Skier	69	1993	2010	98,609	6.2%
Director

DIRECTORS CONTINUING IN OFFICE
Gary C. Beilman	55	2005	2011	24,547	1.6%
President, Chief Executive Officer and Director
Robert E. Genirs	73	1998	2011	13,628	*
Director
Thomas A. Peifer	67	1993	2011	27,308	1.7%
Director
Barbara J. Genzlinger	58	1998	2012	9,177	*
Director
John S. Kiesendahl	63	1993	2012	38,873	2.5%
Director, Vice Chairman of the Board
John F. Spall	63	1999	2012	39,123	2.5%
Director, Secretary

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Maureen H. Beilman	54	-	-	13,425	*
Chief Financial Officer, Treasurer, Asst. Secretary
Peter Bochnovich	48	-	-	8,242	*
Sr. Vice President and Asst. Secretary of the Bank

Directors, nominees, named executive officers
and executive officers of the Company as a	-	-	-	294,210	18.4%
group (10 persons)

(1)	As of Record Date.
(2)	Refers to the year the individual first became a director of the Company.
(3)
The share amounts include 2,768 shares for Ms. Genzlinger, 1,428 shares for Mr. Schwarz, 6,428 shares for Mr. Skier, 4,200 shares for Mr. Beilman, 1,428 shares for Mr. Genirs, 2,200 shares for Ms. Beilman and 3,700 shares for Mr. Bochnovich that may be acquired through the exercise of stock options within sixty days of the Record Date under the stock option plans.

(4)	Includes 15,000 shares that have been pledged by Mr. Beilman
*	Less than 1% of Common Stock outstanding

Biographical Information

Set forth below is certain information with respect to the directors, including the director nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director for the Company beginning in 2010.

Nominees For Director:

William E. Schwarz is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.  He has been the President of the dealership for over twenty years as well as holding the position of managing partner of a family affiliated real estate partnership.  Mr. Schwarz has been a member of the Bank’s Board of Directors since 1971.  He has actively participated in many Board committees during his tenure on the board.  He is a lifelong resident of Honesdale and is involved in numerous professional, community and civic affairs.

Henry M. Skier is President of A.M. Skier Agency, Inc., an insurance agency, located in Hawley, Pennsylvania. Mr. Skier has been a member of the Bank’s Board of Directors since 1982.   He has participated in many Board committees during his tenure on the board.  He is a lifelong resident of Honesdale and is involved in numerous community and civic affairs in Wayne County along with involvement in various summer camping organizations.  His business, A.M. Skier Agency, Inc., is one of the largest independent insurers of children’s summer camps in the United States.  Additionally Mr. Skier has been a founder, director and officer in numerous camp related entities on both the state and national levels.  As such, he brings to the Board an expertise regarding this industry in which the Bank has a loan concentration.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

Gary C. Beilman is the President and Chief Executive Officer of the Company and Bank. Mr. Beilman was appointed President and Director on January 1, 2005. He was previously appointed Chief Executive Officer on January 1, 2002.  Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman has been employed in the financial services industry since 1976, serving in various capacities in three institutions.  He is actively involved in numerous community, charitable and civic organizations.  Mr. Beilman is the brother-in-law of Maureen H. Beilman.

Robert E. Genirs is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers where he previously served as Chief Financial Officer and Controller.  Through his career in these high level positions within a multinational investment brokerage house, he was involved in and responsible for accounting, audit and governmental reporting.

Thomas A. Peifer is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District in Hawley, Pennsylvania which provided him personal relationships with numerous area residents who comprise a significant portion of our marketplace.   He is the President of Metlag, Inc., a franchised retail Agway store.  As a local businessman and lifetime resident of Pike County, he provides knowledge of this market area in which we operate two branch locations.  This proficiency is further enhanced by his numerous community and civic affiliations.

Barbara J. Genzlinger is Secretary/Treasurer of The Settlers Inn, a country inn located in Hawley, Pennsylvania, and President of Sayre Mansion, LLC, a country inn located in Bethlehem, Pennsylvania.  Ms. Genzlinger is active in numerous community and civic organizations along with her affiliation with national organizations of innkeepers. She is personally involved in these businesses on a daily basis and interacts regularly with many area residents.

John S. Kiesendahl is the President and Chief Executive Officer of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.  Mr. Kiesendahl has been a member of the Bank’s Board of Directors since 1985 and has been an active member or chair of several committees.  His extensive business experience in the operation of a family resort and its affiliated golf course and residential community includes all aspects of the business including hospitality operations, real estate development and financing.

John F. Spall is an attorney, practicing in Hawley, Pennsylvania.  Mr. Spall has been active in all phases of the legal profession for over thirty-five years with an emphasis on real estate transactions.   He is a former solicitor for numerous municipalities and has been assistant District Attorney for Wayne County.  He currently serves as President of the Wallenpaupack Area School District Board of Education.

Executive Officers Who are Not Directors:

Maureen H. Beilman is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and the Bank.  Ms. Beilman is the sister-in-law of Gary C. Beilman.

Peter Bochnovich is Senior Vice President and Assistant Secretary of the Company and the Bank. He has served as the Senior Lending Officer since his hire in 2001.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Schwarz, Skier, Genirs, Peifer, Genzlinger, Kiesendahl and Spall would be considered independent under the independence standards of The NASDAQ Stock Market if the Company were subject to those standards. The Company and the Bank prefer to do business with customers who provide services in our market area and therefore, the businesses that are owned by our directors would also be considered in these purchase decisions. Among these purchases are the following: insurance products from the A.M. Skier Insurance Agency of which Mr. Skier is the President, service on bank-owned vehicles from Edw. J. Schwarz, Inc. of which Mr. Schwarz is the President, golf fees and restaurant services from Woodloch Pines, Inc. of which Mr. Kiesendahl is the President and CEO, entertainment expenses from The Settlers Inn in which Ms. Genzlinger holds executive positions,  merchandise from Greentown Agway of which Mr. Peifer is the President and masonry services from Beilman Construction which is owned by Mr. Beilman’s brother. In addition, the Bank leases space for the Greentown office from Tomlin, Inc. of which Mr. Peifer is the President. The Board approves the purchase of these products and services assuring that the transactions are comparable in price and quality to those in the marketplace. The Board has determined that these purchases do not affect the independence of any director from whom we purchase products or services.

Board Leadership Structure

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  William E. Schwarz serves as Chairman of the Board of Directors.  Mr. Schwarz is an independent director and does not serve in any executive capacity with the Company.  The Company’s Chief Executive Officer is Mr. Gary C. Beilman.

Board Role in Risk Oversight

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Director Attendance

The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended December 31, 2009, the Board of Directors of Dimeco, Inc. held 9 meetings and the Board of Directors of The Dime Bank held 14 meetings, including regularly scheduled and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 2009. The Board of Directors encourages directors to attend the Annual Meeting of Stockholders but does not have a formal policy in that regard. Seven directors attended the 2009 Annual Meeting.

Committees of the Board of Directors

Nominating Committee. The outside directors act as the Nominating Committee for the selection of management’s nominees for directors. The Company believes that the outside directors would qualify as independent under the rules of The NASDAQ Stock Market if the Company were subject to those rules. Although this is not a standing committee, the Board believes that its procedures are sufficient to ensure that its nominees are approved by a majority of the independent directors. The outside directors met once as a Nominating Committee during the fiscal year ended December 31, 2009.  The Company has not adopted a charter for the Nominating Committee.

The Nominating Committee will consider candidates recommended by stockholders. With respect to each individual vacancy, the Nominating Committee intends to determine the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company’s bylaws and the proposed nominee must fulfill the existing eligibility standards.

Compensation Committee. The Compensation Committee is comprised of Directors Kiesendahl, Genirs and Skier, each of whom would be considered independent under the rules of The NASDAQ Stock Market if the Company were subject to those rules. Decisions regarding the compensation of our executives are made by the Compensation Committee. They have the strategic and administrative responsibility for ensuring that key management employees are compensated effectively in addition to oversight of all executive compensation plans and employee benefits.  The Committee met once during the 2009 fiscal year. The Compensation Committee has adopted a written charter which is attached as Appendix A to the proxy statement. A current copy of the compensation committee charter is not available on our website.

Audit Committee. The Audit Committee is comprised of Directors Genirs, Schwarz, Kiesendahl and Peifer. The Audit Committee is a standing committee that is responsible for developing and maintaining the Company’s and the Bank’s audit program. While the rules of The NASDAQ Stock Market are not applicable to the Company, the Company believes that all members of the Audit Committee would qualify as independent directors under those rules including the specific independence requirements for Audit Committee members. The Committee also meets with the independent auditors to discuss the results of the annual audit and any related matters. The Committee met five times in fiscal year 2009. The Board of Directors has adopted a written audit committee charter for the Audit Committee. A current copy of the Audit Committee charter is available on our website at www.thedimebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Robert E. Genirs is an Audit Committee “financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission (“SEC”).  Mr. Genirs would be considered an independent director, under the rules of The NASDAQ Stock Market including the specific independence requirements of The NASDAQ Stock Market for Audit Committee members.

Communications with Directors

Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company’s main office, PO Box 509, 820 Church Street, Honesdale, Pennsylvania 18431.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer and each other executive officer whose total compensation (excluding compensation attributable to changes in above market non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2009 exceeded $100,000 for services rendered in all capacities to Dimeco, Inc. and The Dime Bank.

	Fiscal			All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Total

Gary C. Beilman	2009	$205,000	$5,000	$57,926	$267,926
President and Chief Executive Officer	2008	$190,000	$47,500	$60,866	$298,366

Maureen H. Beilman	2009	$130,000	$2,500	$27,691	$160,191
Chief Financial Officer	2008	$120,000	$32,500	$29,515	$182,015

Peter Bochnovich	2009	$130,000	$2,500	$27,101	$159,601
Senior Vice President	2008	$120,000	$32,500	$28,922	$181,422

(1) All other compensation for the last fiscal year consists of the following:

	Salary Continuation Plan	401(k) Matching Contribution	Profit Sharing Contribution	Tax Reimbursement	Total

Gary C. Beilman	$ 44,999	$ 8,177	$ 4,088	$ 662	$ 57,926
Maureen H. Beilman	$ 19,625	$ 5,185	$ 2,592	$ 289	$ 27,691
Peter Bochnovich	$ 19,044	$ 5,185	$ 2,592	$ 280	$ 27,101

The Company does not have employment agreements with any of the named executive officers. Their salaries are determined annually by the Compensation Committee of the Board of Directors which also awards cash bonuses on a discretionary basis.

The Company matches employee contributions to its 401(k) Plan on a dollar-for-dollar basis up to 3% of salary and matches 50% of contributions in excess of that amount up to an additional 2% of salary. For the last fiscal year, the Company made a 2% discretionary, profit-sharing contribution to all eligible employees reflecting the Company’s financial results for the year, regardless of the amount contributed by employees.  The 401 (k) Plan is described in more detail below.

To provide additional retirement security to named executive officers and encourage their continued service, the Company has entered into Salary Continuation Agreements with each of the named executive officers.  The agreements are described in detail below.  Because these are not tax-qualified plans, the annual increase in the present value of the named executive officers’ retirement benefits under the Salary Continuation Agreements is treated as taxable compensation to the named executive officers.  In connection with the Salary Continuation Agreements, the Company reimburses the named executive officers for any tax liability incurred as the result of income attributable to participants in the Salary Continuation Agreements.

The aggregate value of perquisites and personal benefits did not exceed $10,000 for any named executive officer.  All officers, including the above named executive officers, have an in-service death benefit under a bank-owned life insurance policy equal to three times salary. If the officers satisfy certain age and years of service requirements, they will be entitled to a death benefit under these policies equal to two times their final salary after they leave the Company.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards of the named executive officers at fiscal year end.

	Option Awards
	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options	Exercise	Expiration
Name	Exercisable (1)	Price	Date

Gary C. Beilman	4,200	$35.95	09/22/2015

Maureen H. Beilman	2,200	$35.95	09/22/2015

Peter Bochnovich	2,550	$16.50	03/15/2010
	4,000	$21.30	03/15/2010
	3,700	$35.95	09/22/2015

(1)	All options are fully vested.

Retirement, Severance and Change-in-Control Agreements.

The named executive officers are parties to various agreements that provide for payments in connection with any termination of their employment.

Severance Agreements. The Bank has entered into change-in-control severance agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. The severance agreements have terms of three years each, renewable annually thereafter. If, during the two years following a change in control, the Company or the Bank terminates the executives’ employment for a reason other than cause, death, disability or retirement or the executives voluntarily terminate their employment in certain specified circumstances, the executives will be entitled to a severance payment equal to three (3) times their average annual compensation for the five most recent taxable years that the executive has been employed by the Bank. These agreements also provide for the continuation of all benefit coverage provided under the Bank’s (or its successor’s) employee benefit and welfare plans and programs for up to thirty-six (36) months following a post change-in-control involuntary termination of employment for a reason other than cause or a voluntary termination in the specified circumstances. The maximum severance payable to the executives under these agreements, however, will be reduced to the extent necessary to avoid treatment as a non-deductible excess parachute payment under section 280G of the Internal Revenue Code.

Salary Continuation Agreements. The Bank entered into non-qualified salary continuation agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. If these officers continue to serve as officers of the Bank until they become 65 years old, the Bank has agreed to pay annual benefits of $111,000, $89,000 and $62,000 to Messrs. Beilman and Bochnovich and Ms. Beilman, respectively, for 15 years in each case commencing on the first day of the month following the officer’s 65th birthday. These payments are fixed and do not depend on the officer’s final salary or other compensation. If the officers attain age 65, but die before receiving all of the guaranteed monthly payments, or die before age 65 while serving as an officer, then the Bank will make the remaining payments to that officer’s designated beneficiary or to the representative of his or her estate. If the employee voluntarily terminates their employment, the accrued benefit is payable to them based upon their vested percentage. If they are terminated for cause, they are not entitled to any benefit. In the event of a change-in-control followed by a termination, the officers are entitled to receive a specified annual benefit depending on their age that increases to the level of their normal retirement benefit by age 62.

401(k) Plan.  The Bank maintains a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to 80% of their salaries subject to Internal Revenue Code contribution limits.  The 401(k) Plan is open to all employees over the age of 21.    The Bank’s contribution to the plan is based on 100 percent matching of voluntary contributions up to 3 percent and 50 percent matching on the next 2 percent of eligible individual compensation.  Additionally, the Bank contributed 2% of each eligible employee’s compensation as a discretionary profit sharing contribution in 2009.  Employees may invest their 401(k) Plan account balances in various mutual funds.  Employee contributions and employer matches are vested at all times, and Bank discretionary profit-sharing contributions are fully vested after five years.  Participating employees or their beneficiaries may begin receiving distributions from their 401(k) Plan account following their death, disability or retirement as early as age 60 and must begin receiving minimum required distributions at age 70½ or the year of retirement.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Dimeco, Inc. who are not named executive officers for the last completed fiscal year.

Name(1)(2)(3)	Fees Earned or Paid in Cash	All other Compensation (4)	Total
Robert E. Genirs	$22,000	$5,533	$27,533
Barbara J. Genzlinger	$22,000	$-	$22,000
John S. Kiesendahl	$22,000	$-	$22,000
Thomas A. Peifer	$22,000	$-	$22,000
William E. Schwarz	$22,000	$-	$22,000
Henry M. Skier	$22,000	$-	$22,000
John F. Spall	$22,000	$-	$22,000

(1) Director Gary C. Beilman, as the Company's President and Chief Executive Officer, does not receive any additional remuneration as a director.
(2) Non-employee directors.
(3) Directors stock option awards outstanding at December 31, 2009 were: 1,428 for Mr. Genirs, 2,678 for Ms. Genzlinger, 1,428 for Mr. Schwarz and 6,428 for Mr. Skier.
(4) Travel expenses of $5,553 were reimbursed to Mr. Genirs for travel related to attendance.

For the year ended December 31, 2009, each non-employee director received board fees of $22,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. For the fiscal year ended December 31, 2009, board fees totaled $154,000. Directors’ fees are paid by the Bank on whose board each director sits; no additional fees are paid for service as a director of the Company.

RELATED PARTY TRANSACTIONS

Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectability or present other unfavorable features.

All loans to directors or executive officers or their affiliates require approval of the Board of Directors. The Board may grant favorable interest rates on loans to executive officers as long as the loan discount is offered equally to all Bank employees and the loan is written in compliance with Federal Reserve Regulation O. Origination fees for residential mortgages and one refinancing of the same real estate is waived for all employees including executive officers. All loans to executive officers include a demand call provision which states that the loan is due and payable at any time that the executive officer is indebted to any other bank in an amount greater than the executive officer is eligible to borrow from The Dime Bank.

PROPOSAL 2.  APPROVAL OF THE DIMECO, INC. 2010 EQUITY INCENTIVE PLAN

The Board of Directors has approved the Dimeco, Inc. 2010 Equity Incentive Plan (the “Plan”) subject to the approval of the Company’s stockholders. The Plan provides that the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”) may grant stock options and restricted stock awards to directors, officers and employees. The total number of shares of Common Stock to be reserved and available for awards under the Plan is 125,000 shares representing 7.9% of the total of 1,578,528 shares of Common Stock outstanding on the Record Date.

Description of the Plan.

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Purposes. The purpose of the Plan is to provide incentives and rewards to directors, officers and employees who contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining directors, officers and other select employees with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company’s stockholders by closely aligning the interests of participants with those of stockholders.

Types of Awards. The Plan provides that the Committee may grant stock options and restricted stock awards to participants selected by the Committee. Options awarded under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), options that do not, or cease to, qualify as incentive stock options under the Internal Revenue Code (“non-statutory stock options” or “NSOs”) and stock awards (“Stock Awards”) comprised of shares of Common Stock.

Eligibility for Awards. Awards may be granted under the Plan to directors, officers and employees of the Company or its affiliates. As of the Record Date, there are approximately 132 employees, including officers, and seven non-employee directors eligible to participate in the Plan.

Administration. The Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the Plan;

•	determine the type, number, vesting requirements and other features and conditions of individual Awards;

•	interpret the Plan and Award Agreements issued with respect to individual Awards; and

•	make all other decisions related to the operation of the Plan.

Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan.

Shares Available; Adjustments. The maximum number of shares of the Common Stock that may be delivered pursuant to Awards under the Plan is 125,000 shares. The following additional share limits will also apply to the Plan:

•	Of the 125,000 Plan shares, the Company may issue a maximum of 125,000 shares upon the exercise of Stock Options, reduced by the total number of shares issued as Restricted Stock Awards.

•	Of the 125,000 Plan shares, the Company may grant a maximum of 31,250 (25%) shares as Restricted Stock Awards.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. “Fair Market Value” means: (a) for a security traded on a national securities exchange, including The NASDAQ Stock Market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; (b) if the Common Stock is not traded on a national securities exchange, but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (a), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the common stock at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Committee. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below).

Exercise of Options. No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee.

Awards to Outside Directors. Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant without regard to the continued services of such Director to the Company. The Committee may also make grants of Restricted Stock Awards to outside directors.  Upon the death or disability of the Outside Director, Options and Restricted Stock Awards will be deemed earned and non-forfeitable as if the Outside Director had attained the next applicable vesting event. In no event shall Shares subject to Options or Restricted Stock Awards granted to outside directors in the aggregate under this Plan exceed more than 25% of the total number of shares authorized for delivery under this Plan with respect to Stock Options or Restricted Stock Awards.

Terms of Restricted Stock. Restricted Stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Restricted Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Restricted Stock Award.

Vesting of Awards. The Committee will determine the rate at which Awards that are granted become earned and non-forfeitable.   Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant; but in no case more quickly than at the rate of 50% on the one year anniversary of the date of grant of such Award and 50% one year thereafter.  The Company may, however, consider acceleration of such vesting schedule after the date of the Award.

Award Payouts. The Company may make payouts related to Awards in the form of Common Stock, cash or combinations of stock and cash, as determined by the Committee.

Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, a Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’s death or disability, but only if, and to the extent that, the optionee was entitled to exercise such Stock Options at the date of death or disability or would have been eligible to exercise such Award had they continued employment through the date of the next applicable vesting event.

Acceleration of Awards. Generally, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

For the purposes of the Plan, “Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal Reserve Board or regulations promulgated by it; or (iv) the acquisition after the effective date of the Plan, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

The power of the Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement).

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Restricted Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

It is the Company’s present intention to fund the Restricted Stock Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards, the interests of current stockholders may be diluted.

Federal Income Tax Treatment of Awards Under the Plan.

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. Generally, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding upon the exercise of stock options.

Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Common Stock on the date of exercise, and the Company will, generally, receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

Restricted Stock. Generally, the recipient of a Restricted Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the Common Stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Restricted Stock Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is, generally, entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

Benefits to Named Executive Officers and Others

Awards under the Plan may be made by the Committee only after the Plan is approved by stockholders. No determination with regard to any awards under the Plan has been made prior to the date of stockholder approval of the Plan.  All awards under the Plan will be made in the future at the discretion of the Committee.  In no event shall Shares subject to Options or Restricted Stock Awards granted to any single participant exceed more than 16% of the total number of shares authorized for award of Options or Restricted Stock, respectively, under the Plan. Awards to any individual outside director will not exceed more than 3% of the total shares authorized for each type of Award under the Plan.

Stockholder Approval

Stockholder approval of the Plan is being requested to permit Options awarded under the Plan to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Stockholder approval of the Plan will also enable recipients of Stock Options and Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes cast at the Annual Meeting. Voting abstentions and broker non-votes will have no effect on the voting on the proposal.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of December 31, 2009 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by shareholders:
2000 Independent Directors Stock Option Plan	11,962	$23.03	4
2000 Stock Incentive Plan	54,820	24.33	2,000

Equity compensation plans not approved by shareholders:	--	--	--
Total	66,782	$24.10	2,004

PROPOSAL 3.  RATIFICATION OF INDEPENDENT AUDITORS

S.R. Snodgrass, A.C. (“Snodgrass”) was the Company’s independent public accountants for the 2009 fiscal year. The Board of Directors has appointed Snodgrass to be its accountants for the fiscal year ending December 31, 2010 and is seeking ratification by the Company’s stockholders of such appointment. A representative of Snodgrass is expected to be available at the Annual Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if they so desire.

Fees paid to Snodgrass for the last two fiscal years were as follows:

	2009	2008
Audit Fees(1)	$98,984	$76,523
Audit-Related Fees (2)	$9,040	$8,575
Tax Fees(3)	$20,435	$14,288
All Other Fees(4)	$38,985	$167,895

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and for services normally provided by Snodgrass in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for professional services rendered for the audit of the Company sponsored employee benefit plans.
(3)	Tax services consist of compliance fees for the preparation of state and federal tax returns.
(4)	All other fees include consulting services for compliance and process improvement consulting.

The Audit Committee approves all non-audit work performed by Snodgrass in advance and has not adopted any pre-approval policies and procedures.

Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by stockholders at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2010 FISCAL YEAR.

REPORT OF THE AUDIT COMITTEE

Review of Audited Financial Statements with Management

The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2009 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

The Audit Committee discussed with Snodgrass, the Company’s independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Snodgrass as required by applicable requirements of the Public Company Accounting Oversight Board regarding Snodgrass’s communications with the Audit Committee concerning independence and has discussed with Snodgrass its independence. The Audit Committee considered whether the provision of the non-audit services listed under “All Other Fees” below was compatible with maintaining Snodgrass’ independence.

Recommendation that Financial Statements be Included in the Annual Report

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Audit Committee:
Robert E. Genirs – Chairman
John S. Kiesendahl – Co-Chairman
Thomas A. Peifer
William E. Schwarz

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and the beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish us with copies of such reports. To the best of our knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2009 fiscal year except for Mr. Skier who was late in filing one Form 4.  We are not aware of any beneficial owners of more than 10% of the Common Stock.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held in 2011, all stockholder proposals must be submitted to the Secretary at the Company’s office, PO Box 509, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 19, 2010.  In order to be considered for possible action by stockholders at the 2011 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 22, 2011.

STOCKHOLDERS SHARING A SINGLE ADDRESS

Only one copy of this proxy statement and the accompanying annual report to stockholders is being delivered to multiple stockholders sharing an address unless the Company has previously received contrary instructions from one or more of such shareholders.  On written or oral request to Dimeco, Inc., PO Box 590, 820 Church Street, Honesdale, Pennsylvania 18431, (570) 253-1970, the Company will deliver promptly a separate copy of this proxy statement and the Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered.  Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary at the address and telephone number set forth above.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by e-mail or telephone without additional compensation.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., PO BOX 509, HONESDALE, PENNSYLVANIA 18431.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John F. Spall
John F. Spall
Secretary

Honesdale, Pennsylvania
March 18, 2010

APPENDIX A

THE DIME BANK and DIMECO, INC.
COMPENSATION COMMITTEE CHARTER

STATEMENT OF PURPOSE

The primary purpose of the Compensation Committee is to assist the Boards of Directors of Dimeco, Inc. and its subsidiaries, including The Dime Bank (the “Bank”), in their review and approval of the compensation of the Executive Officers, the Boards of Directors, and the Board Committee Members of Dimeco, Inc. and its subsidiaries (hereinafter referred to collectively as the “Company”).  The Committee shall also develop and assess corporate goals, objectives, and performance relevant to the compensation of the Executive Officers and Directors.  The Committee shall also serve as fiduciary and/or administrator of certain compensation or benefit plans as may be necessary or required.

MEMBERSHIP AND STRUCTURE

Each member of the Compensation Committee shall be an “Independent Director” as such term is defined by the rules of the NASDAQ Stock Market.  Committee members shall be elected annually by the Board of Directors.  If a Compensation Committee Chairperson is not designated by the Board of Directors, the members of the Committee may designate a Chairperson by majority vote.  The Compensation Committee shall establish its own rules of procedure, which shall be consistent with the by-laws of the Company and this Charter.

The Compensation Committee shall meet as frequently as needed and not less than annually.  A meeting may be called by the Chairperson of the Compensation Committee or by majority of the members of the Committee.  Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Compensation Committee at least 24 hours prior to the meeting.  Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company’s By-laws and applicable law.  A meeting shall be deemed properly called if each member of the Compensation Committee shall have received notice as stated above, or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Compensation Committee present in person or by means of a conference telephone or other communications equipment, by means of which all persons participating in the meeting can hear each other, shall constitute a quorum.  A majority vote of the Compensation Committee members present at a meeting, if a quorum is present, shall constitute an act of the Compensation Committee.  Any action required or permitted to be taken at any meeting of the Compensation Committee may be taken without a meeting if all members of the Compensation Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Compensation Committee.  Following each of its meetings, the Compensation Committee shall report its actions and recommendations to the Board of Directors of the Company and/or the Bank, as applicable.

RESPONSIBILITIES

The authority and responsibilities of the Committee shall include, but not be limited to the following:

1.  CEO:  The Committee shall review, establish, and approve the Chief Executive Officer’s compensation.  The Chief Executive Officer shall not be present during the Committee’s voting on or deliberations of such matter.

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2.  Executive Officer Compensation:  The Committee shall annually review and recommend to the Boards of Directors of the Company and the Bank for approval for the Executive Officers of the Company whose compensation is to be set by the Boards:  (a)  The annual base salary level; (b)  The annual incentive opportunity level; (c)  Employment agreements, severance arrangements, and Change in Control Agreements/provisions, in each case as, when, and if appropriate; and (d)  any special or supplemental benefits, including, but not limited to special life insurance benefits and supplemental retirement arrangements.

3. External Consultants:  The Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of Director, CEO, or Executive Officer compensation and shall have the authority to approve the consultant’s fees and other retention terms.  The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting, or other advisors.

4.  Evaluation of Goals:  The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board of Directors, the CEO’s compensation levels based on this evaluation.  In determining the incentive component of CEO compensation, the Committee will consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the CEO in past years.  The Committee’s review of compensation levels and incentive compensation may include a review of compensation surveys and data for similar companies in the industry, including local, regional, and national surveys and data.

5.  Director Compensation:  The Committee shall annually review, and make recommendations to the Boards of Directors of the Company and the Bank with respect to the compensation of Directors, including incentive compensation plans and equity-based plans.

6.  Executive Session:  All deliberations, actions, and recommendations of the Committee relevant to the CEO shall be undertaken by the Committee in executive session.  Any other deliberations, actions, or recommendations may be made in the presence of, or take into consideration the recommendations of, the CEO or other Executive Officers.

7.  Review of Charter:  The Committee shall review and reassess the adequacy of this Charter annually and, as appropriate, adopt and recommend changes to the Boards for their approval.

8.  SEC Disclosure:  the Committee shall annually review the Company’s disclosure reports and materials filed with the Securities and Exchange Commission and information mailed to the Company’s stockholders, and make recommendations for changes, if any, to the appropriate Officer of the Company.

9.  Omnibus Authority:  The Committee shall have the authority to take any actions necessary to carry out the above provisions of this Charter.

10.  Duties from Board:  The Committee shall have such other duties or responsibilities as are expressly delegated to the Committee by the Boards from time to time.

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APPENDIX B

DIMECO, INC.
2010 EQUITY INCENTIVE PLAN

1.           PURPOSE OF PLAN.

The purpose of this 2010 Equity Incentive Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of Dimeco, Inc., and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with the necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.           DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code. The term Affiliate shall include the Bank.

“Award” means Restricted Stock Awards and/or Stock Options, as set forth in Section 6 of the Plan.

“Bank” means The Dime Bank, Honesdale, Pennsylvania, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant’s last will and testament or any codicil thereto shall not constitute a subsequent written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” means the board of directors of the Company.

“Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Company’s applicable banking regulatory agency or regulations promulgated by it; or (iv) the acquisition after the effective date of the Plan, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan sponsored by the Company. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means shares of common stock of the Company.

“Company” means Dimeco, Inc., and any successor entity or any future parent corporation of the Bank.

“Director” means a person serving as a member of the Board of Directors of the Company from time to time.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means a) for a security traded on a national securities exchange, including the NASDAQ Stock Market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; b) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Incentive Stock Option” means a Stock Option granted under the Plan, which is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee.

“Parent” means any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provided, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this Dimeco, Inc. 2010 Equity Incentive Plan.

“Restricted Stock Award” means an Award of shares of restricted stock granted to a Participant pursuant to Section 6.1(b) of the Plan.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” or “Trustee Committee” means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.           ADMINISTRATION.

(a)
Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies:  (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of  subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;
(iii)	interpret the Plan and Award Agreements (as defined below); and
(iv)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan and Awards made thereunder.

(c)
Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)
Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.           ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.           SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1           Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2           Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 125,000 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)
The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 125,000 shares, reduced by the number of Plan shares issued as Restricted Stock Awards.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 31,250 shares.

5.3           Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4           Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.           AWARDS.

6.1           Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

(a)           Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)
Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)
for no consideration to:  (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)
If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)
To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)
Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)
Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to any Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. Such Options will be first exercisable as determined by the Committee at the time of such grant, but in no case more quickly than at the rate of 50% on the one year anniversary of the date of grant of such Award and 50% one year thereafter during periods of continuing service as an Outside Director. Options awarded to Outside Directors which become earned and exercisable shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director to the Company. Upon the death or Disability of the Outside Director, such Option shall be deemed exercisable as if the Outside Director had attained the next applicable vesting event. In the event of the Director’s death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

(b)           Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)
The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.1(b), the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)
Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)
If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)
Issuance of Certificates. The Committee shall take such action as is reasonably necessary for the prompt issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE DIMECO, INC. 2010 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE DIMECO, INC. THE PLAN AND

AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF DIMECO, INC.

This legend shall not be removed until the individual becomes vested in such Restricted Stock Award pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates as custodian, unless the Committee determines otherwise.

(iv)
Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award within 30 days of the payment date applicable to such distributions declared and paid with respect to the Common Stock; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(v)
Voting Rights Associated with of Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant and the Restricted Stock Award shall be deemed earned and non-forfeitable. Any shares of Common Stock held by the Company or the Trust prior to such time shall be voted by the Company or the Trustee of such Trust, as applicable, as directed by the Committee. Any shares of Common Stock held by Company after a Restricted Stock Award has been made, but prior to such time that such award has become earned and non-forfeitable, shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Awards.

(vi)
Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to any Outside Director of the Company. Such Award shall be earned and non-forfeitable as determined by the Committee at the time of grant, but in no case more quickly than at the rate of 50% on the one year anniversary of the date of grant of such Award and 50% one year thereafter during periods of continuing service as an Outside Director.  Upon the death or Disability of the Outside Director, such Award shall be deemed earned and non-forfeitable as if the Outside Director had attained the next applicable vesting event. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

6.2           Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3           Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	the delivery of previously owned shares of Common Stock; or

(c)
subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4           Limitations on Awards.

(a)
Stock Option Award Limitations. During the ten year period following the Effective Date  (and in any single calendar year), Shares subject to Options granted to Outside Directors in the aggregate under this Plan shall not exceed more than 25% of the total number of Shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 3% of such Shares to any individual Outside Director pursuant to Section 5.2(a) herein. During the ten year period following the Effective Date (and in any single calendar year), the aggregate number of Shares subject to Options granted to any single Employee shall not exceed more than 16% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(a) herein.

(b)
Restricted Stock Award Limitations. During the ten year period following the Effective Date (and in any single calendar year), Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan shall not exceed more than 25% of the total number of Shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 3% to any individual Outside Director pursuant to Section 5.2(b) herein. During the ten year period following the Effective Date (and in any single calendar year), the aggregate number of Shares subject to Restricted Stock Awards granted to any single Employee shall not exceed more than 16% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein.

(c)
 Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee or Outside Director. Notwithstanding the foregoing, Awards will not be earned and non-forfeitable more quickly than at the rate of one-half of such aggregate award on the one year anniversary of the grant of such award and one-half on the second anniversary thereafter, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the date of grant of such Award.

7.           EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1           General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, among other things, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)
Termination of Employment. In the event that any Participant’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant’s Stock Options, and all of any such Participant’s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant’s continuing status as a Director of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

(b)
Disability. In the event that any Participant’s employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of such termination of employment or would have been eligible to exercise such Award had they continued employment through the date of the next applicable vesting event.

(c)
Death. In the event of the death of a Participant, any Stock Options previously granted to such Participant may be exercised by the Participant’s Beneficiary or the person or persons to whom the Participant’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of death or would have been eligible to exercise such Award had they continued employment through the date of the next applicable vesting event. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2           Events Not Deemed Terminations of Employment or Service. Unless Company’s policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3           Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1           Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner,  to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)
proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2           The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3           Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4           Automatic Acceleration of Awards. Unless otherwise determined by the Committee at the time of the Award, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully earned and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully earned, be deemed earned and non-forfeitable and be free of restrictions.

8.5           Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Company’s applicable banking regulatory agency then in effect.

9.           MISCELLANEOUS PROVISIONS.

9.1           Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2           Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3           No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4           Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5           Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)
require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)
deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)
in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)
Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)
Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)
 Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company (“Approval Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day preceding the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)
Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options, except if such action is approved by a vote of stockholders. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)
Stockholder Approval. The Plan must be approved by a majority of total votes cast by stockholders of the Company at a meeting of stockholders within one year before or after approval of the Plan by the Board of the Company.

(d)
Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 9.6 or Section 9.11, herein, with respect to any Award granted under this Plan without further consideration, consent or action.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)
Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent preempted by Federal law.

(b)
Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)
Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)
Compliance with Federal Securities Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)
Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)
Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)
Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)
Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

9.8           Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9           Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10           Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

9.11           Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

10.           TRUST.

10.1           Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2           Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)
To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)
To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)
To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)
To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3           Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4           Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5           Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6           Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7           Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8           Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

DIMECO, INC.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF STOCKHOLDERS
APRIL 22, 2010

The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the “Company”) or its designee, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Community Room of the Wayne County Chamber of Commerce on Thursday, April 22, 2010, at 2:00 p.m., and at any and all adjournments thereof, in the following manner:

             WITH-                FOR ALL
          FOR            HOLD                EXCEPT

1.    The election as directors                  ☐                   ☐      ☐
of the nominees listed
below for a three-year term:
William E. Schwarz
Henry M. Skier

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s name in the space provided below.

               FOR             AGAINST           ABSTAIN

2.     The approval of the                           ☐     ☐      ☐
Dimeco, Inc. 2010 Equity
Incentive Plan.

3.    The ratification of the                  ☐     ☐      ☐
appointment of S.R. Snodgrass,
A.C. as independent public
accountants of the Company
for the fiscal year ending
December 31, 2010.

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” each of the above listed propositions.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE MEETING                                                                           ☐

Please be sure to date and sign this proxy in the box below	Date

Stockholder sign above. Co-holder (if any) sign above.

Detach above card, sign, date and mail in postage paid envelope provided.

DIMECO, INC.
820 CHURCH STREET
HONESDALE, PENNSYLVANIA  18431

Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the Stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The above signed may also revoke this proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.
The above signed acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual meeting of Stockholders, a Proxy Statement dated March 18, 2010, and the 2009 Annual Report.
Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/5506